                                                                EXHIBIT 25


                        Securities Act of 1933 File No.  _____________
                        (If application to determine eligibility of trustee
                        for delayed offering  pursuant to  Section 305 (b) (2))
________________________________________________________________________________
________________________________________________________________________________
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                           __________________
                                FORM T-1



      STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
             OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         THE CHASE MANHATTAN BANK
                          (NATIONAL ASSOCIATION)
         (Exact name of trustee as specified in its charter)

                              13-2633612
              (I.R.S. Employer Identification Number)

            1 CHASE MANHATTAN PLAZA, NEW YORK, NEW YORK
             (Address of  principal executive offices)

                                10081
                             (Zip Code)
                          ________________

                    AMOCO ARGENTINA OIL COMPANY
       (Exact  name of registrant as specified in its charter)
                              DELAWARE
   (State or other jurisdiction of incorporation or organization)

                             13-6088332
              (I.R.S. Employer Identification No.)

                       200 E. RANDOLPH DRIVE
                      CHICAGO, ILLINOIS  60601
                           (312) 856-6111

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                      AMOCO CORPORATION                                                      AMOCO COMPANY
(Exact name of additional registrant as specified in its charter)  (Exact name of additional registrant as specified in its charter)
                          INDIANA                                                               DELAWARE
(State or other jurisdiction of incorporation or organization)      (State or other jurisdiction of incorporation or organization)

                       36-1812780                                                              36-3353184
           (I.R.S. Employer Identification No.)                                   (I.R.S. Employer Identification No.)

                 200 E. RANDOLPH DRIVE                                                    200 E. RANDOLPH DRIVE
                CHICAGO, ILLINOIS  60601                                                CHICAGO, ILLINOIS  60601
                    (312) 856-6111                                                           (312) 856-6111

(Address, including zip code, and telephone number, including     (Address, including zip code, and telephone number, including
   area code,of registrant's principal executive offices)              area code,of registrant's principal executive offices)



                        Guaranteed Negotiable Obligations
                        (Title of the indenture securities)
________________________________________________________________________________
________________________________________________________________________________

ITEM 1.           GENERAL INFORMATION.

                        Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                              Comptroller of the Currency, Washington, D.C.

                              Board of Governors of The Federal Reserve System, Washington, D. C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                              Yes.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                        If the obligor is an affiliate of the trustee, describe each such affiliation.

                              The Trustee is not the obligor, nor is the Trustee directly or indirectly controlling, controlled by, or under common control with the obligor.

                              (See Note on Page 2.)

ITEM 16.    LIST OF EXHIBITS.

            List below all exhibits filed as a part of this statement of eligibility.
                  *1. A copy of the articles of association of the trustee as now in effect. (See Exhibit T-1 (Item 12), Registration No. 33-55626.)

                  *2. Copies of the respective authorizations of The Chase Manhattan Bank (National Association) and The Chase Bank of New York (National Association) to commence business and a copy of approval of merger of said corporations, all of which documents are still in effect. (See
                        Exhibit T-1 (Item 12), Registration No. 2-67437.)

                  *3. Copies of authorizations of The Chase Manhattan Bank (National Association) to exercise corporate trust powers, both of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437).

                  *4. A copy of the existing by-laws of the trustee. (See Exhibit T-1 (Item 12 (a)), Registration No. 33-60809.)

                   5. A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable).

                  *6. The consents of United States institutional trustees required by Section 321(b) of the Act. (See Exhibit T-1, (Item 12), Registration No. 22-19019.)

                   7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (See Exhibit 7)

___________________

                               ___________________
                                        2

* The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.


                                    NOTE


      Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said Item is based on incomplete information.

      Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Chase Manhattan Bank (National Association), a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized , all in the City of New York, and the State of New York, on the 26th day July, 1995.



                                          THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)


                                          By:     JOSEPHINE MANNINO

                                               __________________________
                                                 Josephine Mannino
                                                 Second Vice President







                                _________________
                                        3

                                  EXHIBIT 7

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of

THE CHASE MANHATTAN BANK, N.A.

of New York in the State of New York, at the close of business on March 31, 1995, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

Charter Number 02370          Comptroller of the Currency Northeastern District


Statement of Resources and Liabilities


    ASSETS                                               Thousands
                                                        of Dollars

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin....$4,264,000
  Interest-bearing balances..............................6,755,000
Held-to-maturity securities..............................1,571,000
Available-for-sale securities............................4,687,000
Federal funds sold and securities purchased under
   agreements to resell in domestic offices
   of the bank and of its Edge and Agreement
   subsidiaries and in IBFs:
   Federal funds sold....................................2,502,000
   Securities purchased under agreements to resell..........35,000
Loans and lease financing receivables:
  Loans and leases. net of unearned income....$52,831,000
  LESS: Allowance for loan and lease losses.....1,078,000
  LESS: Allocated transfer risk reserve............     0
                                                    -----
Loans and leases, net of unearned income, allowance,
  and reserve...........................................51,753,000
Assets held in trading accounts.........................17,278,000
Premises and fixed assets (including capitalized
  leases)................................................1,785,000
Other real estate owned....................................441,000
Investments in unconsolidated subsidiaries and
  associated companies......................................46,000
Customers' liability to this bank on acceptances
outstanding..............................................1,077,000
Intangible assets..........................................809,000
Other assets.............................................6,346,000
                                                         ---------
TOTAL ASSETS...........................................$99,349,000
                                                       -----------
                                                       -----------
  LIABILITIES
Deposits:
  In domestic offices..................................$28,080,000
       Noninterest-bearing...................$10,224,000
       Interest-bearing.......................17,856,000
                                              ----------
  In foreign offices, Edge and Agreement subsidiaries,
    and IBFs............................................35,906,000
       Noninterest-bearing....................$2,695,000
       Interest-bearing.......................33,211,000
                                              ----------
Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices of the
  bank and of its Edge and Agreement subsidiaries,and
  in IBF's:
  Federal funds purchased................................2,086,000
  Securities sold under agreements to repurchase...........158,000
Demand notes issued to the U.S. Treasury...................194,000
Trading Liabilities.....................................13,545,000
Other borrowed money
With original maturity of one year or less...............2,122,000
With original maturity of more than one year...............429,000
Mortgage indebtedness and obligations under capitalized
  leases....................................................40,000
Bank's liability on acceptances, executed and
outstanding..............................................1,081,000
Subordinated notes and debentures........................2,360,000
Other liabilities........................................6,300,000
                                                         ---------
TOTAL LIABILITIES......................................$92,301,000
                                                       -----------
                                                       -----------
Limited-life preferred stock and related surplus.................0

  EQUITY CAPITAL
Perpetual preferred stock and related surplus....................0
Common stock...............................................917,000
Surplus..................................................4,666,000
Undivided profits and capital reserves...................1,552,000
LESS: Net unrealized loss on marketable equity
  securities...............................................(98,000)
Cumulative foreign currency translation adjustments.........11,000
                                                         ---------
TOTAL EQUITY CAPITAL.....................................7,048,000
                                                         ---------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND
  EQUITY CAPITAL.......................................$99,349,000
                                                       -----------
                                                       -----------


I, Lester J. Stephens, Jr., Senior Vice President and Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                        (Signed) Lester J. Stephens, Jr.

We the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

(Signed) Thomas G. Labrecque
(Signed) Richard J. Boyle         Directors
(Signed) Donald H. Trautlein